Exhibit 99.1

Media Contacts:

Hilary Condit +1 585-724-4513, hilary.condit@kodak.com

Christopher Veronda +1 585-724-2622, christopher.veronda@kodak.com

Investor Contact:

David Bullwinkle +1 585-724-4053, shareholderservices@kodak.com

Jeff Clarke Elected CEO of Kodak

ROCHESTER, N.Y., March 12 – The Board of Directors of Eastman Kodak Company (NYSE: KODK) has elected Jeffrey J. Clarke as Chief Executive Officer and a member of its Board of Directors.

“Jeff is the right person to lead Kodak forward. His combination of strengths and experience in technology, transformation, finance, operations, and international business is precisely what we set out to find in the next leader of Kodak. His past leadership positions have included businesses selling hardware, software and services, and printing – with B2B customers as well as consumers. The Board evaluated many highly qualified and talented people during the search, but it was clear to all of us that Jeff was the one we wanted. We feel extremely confident about Kodak’s prospects with Jeff at the helm,” said James V. Continenza, chairman of the board. “I thank Antonio Perez for his excellent leadership of Kodak through its complex and successful restructuring, and for solidifying our relationships with our valued customers since that time.”

Clarke, 52, said, “I have enormous respect for the people of Kodak, and I am excited to join them in moving the company forward to new successes. This enterprise has some extraordinary opportunities, especially those presented by the company’s proprietary technology in commercial printing, packaging and functional printing. Kodak has made excellent progress, building on one of the most successful reorganizations in recent years, and I look forward to continuing the work underway in transforming Kodak into a global B2B technology leader.

“My first priority is to spend my time listening to Kodak’s employees, customers, partners and other stakeholders as part of a detailed evaluation of our operations, market opportunities and approach for success,” continued Clarke. “Once that work is complete, I look forward to sharing our conclusions.”

Antonio M. Perez, now Special Advisor to the Board, said, “Jeff Clarke is a talented and proven executive who is well qualified to lead Kodak through our next era, which I believe will be one of innovation and growth. I am excited about the next chapter in the future of this great company.”

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Prior to joining Kodak, Clarke was a Managing Partner of Augusta Columbia Capital (ACC), a private investment firm focused on middle market technology and technology-enabled businesses that he co-founded in 2012. Prior to ACC, Clarke was the Chairman of Travelport, Inc., a private travel technology firm, where he served as CEO from 2006-2011, after leading its sale from Cendant Corporation to the Blackstone Group for $4.3 billion in 2006. During his tenure, Travelport successfully launched an IPO for its Orbitz business.

Clarke was the Chief Operating Officer of CA, Inc., an enterprise software company, from 2004-2006, where he was responsible for sales, services, distribution, corporate finance, mergers & acquisitions, information technology, corporate strategy and planning.

Clarke was an Executive Vice President at Hewlett-Packard Company from 2002-2003. As EVP of Global Operations, he was responsible for HP’s worldwide supply chain, manufacturing, procurement and internet operations (HP.com). He also co-led HP’s merger integration with Compaq Computer. Prior to HP, Clarke was the Chief Financial Officer of Compaq Computer, which he joined in 1998 following the merger of Compaq with Digital Equipment Corporation (DEC). At DEC from 1985-1998, he served in management roles in international operations, finance and manufacturing.

Clarke will continue to serve as Chairman of Orbitz Worldwide, a global online travel agency since 2007. He will also continue to serve on the boards of directors of Red Hat, Inc., an enterprise software company, and Compuware Corporation, an enterprise software company.

Clarke earned an MBA from Northeastern University, where he serves as a Trustee. He holds a B.A. in Economics from SUNY Geneseo. He grew up in Hamilton, N.Y.

Egon Zehnder assisted Kodak with the CEO search process.

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About Kodak

Kodak is a technology company focused on imaging for business. Kodak serves customers with disruptive technologies and breakthrough solutions for the product goods packaging, graphic communications and functional printing industries. The company also offers leading products and services in Entertainment Imaging and Commercial Films. For additional information on Kodak, visit us at kodak.com, follow us on Twitter @Kodak, or like us on Facebook at KodakNow.

CAUTIONARY STATEMENT PURSUANT TO SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This document, which includes any exhibits or appendices attached hereto, includes “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning the Company’s plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, liquidity, investments, financing needs, business trends, and other information that is not historical information. When used in this document, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “predicts,” “forecasts,” or future or conditional verbs, such as “will,” “should,” “could,” or “may,” and variations of such words or similar expressions, are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, management’s examination of historical operating trends and data are based upon the Company’s expectations and various assumptions. Future events or results may differ from those anticipated or expressed in these forward-looking statements. Important factors that could cause actual events or results to differ materially from these forward-looking statements

Jeff Clarke Elected CEO of Kodak / Page 3

include, among others, the risks and uncertainties described in more detail in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, under the headings “Business,” “Risk Factors,” and/or “Management’s Discussion and Analysis of Financial Condition and Results of Operations–Liquidity and Capital Resources,” and those described in filings made by the Company with the U.S. Bankruptcy Court for the Southern District of New York and in other filings the Company makes with the SEC from time to time, as well as the following: the Company’s ability to improve and sustain its operating structure, financial results and profitability; the ability of the Company to achieve cash forecasts, financial projections, and projected growth; our ability to achieve the financial and operational results contained in our business plans; the ability of the Company to discontinue or sell certain non-core businesses or operations; the Company’s ability to comply with the covenants in its credit facilities; our ability to obtain additional financing if and as needed; any potential adverse effects of the Chapter 11 proceedings on the Company’s brand or business prospects; the Company’s ability to fund continued investments, capital needs, restructuring payments and service its debt; changes in foreign currency exchange rates; the resolution of claims against the Company; our ability to attract and retain key executives, managers and employees; our ability to maintain product reliability and quality and growth in relevant markets; our ability to effectively anticipate technology trends and develop and market new products, solutions and technologies; and the impact of the global economic environment on the Company. There may be other factors that may cause the Company’s actual results to differ materially from the forward-looking statements. All forward-looking statements attributable to the Company or persons acting on its behalf apply only as of the date of this document and are expressly qualified in their entirety by the cautionary statements included in this document. The Company undertakes no obligation to update or revise forward-looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.

2014